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EXHIBIT 21

SUBSIDIARIES OF THE REGISTRANT

HK New Plan STH Upper Tier I, LLC
HK New Plan STH Mid Tier I, LLC
HK New Plan Arvada Plaza, LLC
HK New Plan University IV, LLC
HK New Plan Hilltop Plaza, LLC
HK New Plan Merchants Crossing, LLC
HK New Plan Aurora Plaza, LLC
HK New Plan Covered Sun, LLC
HK New Plan STH Upper Tier II Company
HK New Plan Exchange Property Holdings I, LLC
HK New Plan Exchange Property Owner I, LLC
HK New Plan Exchange Property Owner II, LP
HK New Plan Vineyards GP, LLC
HK New Plan Vineyards, LP
HK New Plan Alexis Park GP, LLC
HK New Plan Alexis Park, LP
HK New Plan Glengary GP, LLC
HK New Plan Glengary, LP
HK New Plan Karl Plaza GP, LLC
HK New Plan Karl Plaza, LP
HK New Plan STH Mid Tier II, LLC
HK New Plan STH Lower Tier, LLC
HK New Plan Festival Center (IL), LLC
HK New Plan Lexington Town Square, LLC
HK New Plan Olympia Corners, LLC
HK New Plan STH Northshore GP, LLC
HK New Plan STH Northshore Plaza LP Company
HK New Plan Northshore Plaza, LP
HK New Plan STH Upper Tier III, LLC
HK New Plan Green Acres TRS GP Company
HK New Plan Green Acres QRS LP Company
HK New Plan Green Acres, LP
HK New Plan Parkway Plaza TRS GP Company
HK New Plan Parkway Plaza QRS LP Company
HK New Plan Parkway Plaza, LP
HK New Plan Skyway Plaza, LLC
HK New Plan Hunt River Commons, LLC
HK New Plan Tuckernuck Square, LLC
HK New Plan Marwood Sunshine Cheyenne, LLC
HK New Plan Upper Tier Normandy Square, LLC
HK New Plan Normandy Square, LLC
HK New Plan Knox Plaza, LLC
HK New Plan Macon Chapman TRS GP Company
HK New Plan Macon Chapman QRS LP Company
HK New Plan Macon Chapman, LP
HK New Plan Bristol Plaza GP, LLC
HK New Plan Bristol Plaza LP, LLC
HK New Plan Bristol Plaza, LP
HK New Plan Exchange Upper Tier QRS Holding Company
HK New Plan Exchange Property Holdings III, LLC

HK New Plan Exchange Property Owner III, LLC
LGHMC SPE, Inc.
LGMHC, Inc.
New Plan Institutional Retail Partner, LLC
New Plan Lake Grove Management Company, LLC
New Plan ERP Limited Partner Company
New Plan DRP Trust
Excel Realty Partners, LP
ERP New Britain GP, LLC
ERP New Britain Limited Partnership
HK New Plan ERP Property Holdings, LLC
HK New Plan ERP Napoleon GP, LLC
HK New Plan ERP Napoleon, LP
ERP Financing, LLC
ERPF, Inc.
NC Properties # 1, Inc.
NC Properties # 2, Inc.
Excel Realty Trust—NC
Excel Realty—PA, Inc.
Excel Realty—NE, Inc.
E.H. Properties, LP
Excel Realty Trust—ST, Inc.
Excel Westminster Marketplace, Inc.
New Plan of Panama, Inc.
New Plan of Panama, LLC
New Plan of Midway, Inc.
New Plan of Laurel Mall, Inc.
New Plan Financing I, Inc.
NPHV, Inc.
New Plan Hampton Village, LLC
New Plan Pennsylvania Holdings LLC
New Plan Realty Trust
HK New Plan Exchange Property Holdings IV, LLC
HK New Plan Exchange Property Owner IV, LLC
New Plan Disbursing Corp.
New Plan Property Holding Company
New Plan of Illinois, LLC
New Plan Securities Corp.
New Plan Realty of Alabama, Inc.
New Plan of Fashion Corners, Inc.
New Plan of Tinton Falls, Inc.
Avion Service Corp.
New Plan Factory Malls, Inc.
New Plan of New Garden, Inc.
New Plan of New Jersey, Inc.
New Plan of Tennessee, Inc.
NPTN, Inc.
NP of Tennessee, LP
New Plan of Michigan, Inc.
New Plan of Michigan, LLC
CA New Plan III
CA New Plan Merchants Crossings Partnership, LP
CA New Plan Merchants Crossings SPE, Inc.
CA New Plan IV

CA New Plan Floating Rate Partnership, LP
CA New Plan Floating Rate SPE, Inc.
CA New Plan V
CA New Plan Fixed Rate Partnership, LP
CA New Plan Fixed Rate SPE, Inc.
CA New Plan Mississippi I, Inc.
CA New Plan Mississippi Partnership I, LP
CA New Plan Mississippi Partnership II, LP
CA New Plan Mississippi II, Inc.
CA New Plan Mississippi III, Inc.
CA New Plan VI
CA New Plan Asset Partnership I, LP
CA New Plan Asset Partnership II, LP
CA New Plan Asset Partnership III, LP
CA New Plan Asset Partnership IV, LP
CA New Plan Asset, Inc.
CA New Plan Management, Inc.
CA New Plan Venture Partner
ERT Development Corp.
ERT Poway, Inc.
ERT 163rd Street Mall, LLC
Pointe Orlando Development Company
ERT Pointe Orlando, Inc.
Temecula Creek, LLC

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SUBSIDIARIES OF THE REGISTRANT